Valneva SE 6-K

Exhibit 10.5

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

Amendment No. 1 to Research Collaboration and License Agreement

Amendment No. 1 Date:	July 14, 2021
Name of Original Agreement:	Research Collaboration and License Agreement (the “License Agreement”) (the “Original Agreement,” and together with any previous amendments which may be described below, the “Agreement”)
Effective Date of Original Agreement:	April 29, 2020 (“Effective Date”)
Parties:	Pfizer Inc. (“Pfizer”) and Valneva Austria GmbH (“Valneva”)
Dates of Previous Amendment(s):	None

WHEREAS, the parties hereto desire to amend, among other things, certain terms of the Agreement including to provide for the transfer of Pfizer Materials to Valneva to support Development activities.

NOW, THEREFORE, in order to accommodate the desired amendment(s), the parties hereby agree as follows:

1.	Defined Terms. Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Agreement.

2.	Amendment(s) to the Agreement.

2.1.	Section 1 of the Agreement is hereby amended to add new definitions 1.103 Pfizer Materials as follows:

1.103 “Pfizer Materials” means the OspA Humabs (human monoclonal B cell antibodies), and non-human primate sera (including in all cases, without limitation, derivatives, progeny, conjugates, compositions, formulations, salts, prodrugs, metabolites, polymorphs, and isomers thereof), together with all reagents, chemical compounds, biological materials or other materials, which are provided by Pfizer to Valneva pursuant to or otherwise in connection with the Agreement.

2.	Section 4 of the Agreement is hereby amended to add new Section 4.5 as follows:

4.5.       Transfer and Use of Pfizer Materials.

4.5.1 Transfer. From time to time, pursuant to the Development Plan, or otherwise, Pfizer may provide Valneva with Pfizer Materials for use in the Development Plan. The Pfizer Materials are provided on an “as-is” basis without representation or warranty of any type, express or implied, including any representation or warranty of merchantability, non-infringement, title or fitness for a particular purpose, each of which is hereby disclaimed by such providing Party.

4.5.2 Use of Pfizer Materials. Valneva shall use the Pfizer Materials solely in connection with conducting the specific activities under the Development Plan for which the Pfizer Materials are being provided and for no other purpose. Without limiting the generality of the foregoing, except as expressly set forth in this Agreement, Valneva shall not make or attempt to make analogues, progeny or derivatives of, or modifications to, the Pfizer Materials, and Valneva shall not use the Pfizer Materials for the benefit of any Third Party or of its own internal research programs outside of the Development Program. Valneva shall not administer any of the Pfizer Materials to any human. Valneva shall comply with all Applicable Laws regarding the handling and use of the Pfizer Materials. Each Party agrees to retain possession over the other Party’s Proprietary Materials and not to provide the Pfizer Materials to any Third Party without Pfizer’s prior written consent.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

4.5.3 Unauthorized Use of Pfizer Materials. The Parties acknowledge and agree that all results from the use of the Pfizer Materials shall be Development Program Know-How and Development Program Patent Rights. In the event that Valneva uses the Pfizer Materials for any purpose other than the purposes authorized herein, the results of such unauthorized research, and any discoveries or inventions that arise from such unauthorized research, whether patentable or not, shall belong solely and exclusively to Pfizer. If required in order to perfect or enforce Pfizer’s ownership of such results, discoveries or inventions, each hereby assigns and agrees to assign to Pfizer all of its right, title and interest in and to all such results, discoveries or inventions made through unauthorized research. Valneva hereby agrees to cooperate with Pfizer, and to execute and deliver any and all documents that Pfizer reasonably deems necessary, to perfect and enforce its rights hereunder.

4.5.4 Title to Pfizer Materials. All right, title and interest in the Pfizer Materials shall remain the sole property of Pfizer notwithstanding the transfer to and use by Valneva of the same.

4.5.5 Return of Pfizer Materials. Upon completion of the activities for which the Pfizer Materials have been provided, or upon expiration or termination of the Agreement, if earlier, Valneva shall, at Pfizer’s option, either destroy or return to Pfizer all unused Pfizer Materials.

3.	Ratification of the Agreement. Except as expressly set forth in Article 2 above, the Agreement shall remain unmodified and in full force and effect. The execution, delivery and effectiveness of this Amendment No. 1 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the parties to the Agreement, nor constitute a waiver of any provision of the Agreement.

4.	Counterparts. This Amendment No. 1 may be executed in any number of counterparts, each of which shall be an original instrument and all of which, when taken together, shall constitute one and the same agreement.

[Signatures on following page]

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

IN WITNESS WHEREOF, authorized representatives of the Parties have duly executed this Agreement to be effective as of the Effective Date.

Valneva Austria GmbH

By:	/s/[***]

Name:	[***]

Title:	[***]

By:	/s/[***]

Name:	[***]

Title:	Managing Director

Pfizer Inc.

By:	/s/[***]

Name:	[***]

Title:	SVP and Head of Vaccine Research & Development